TRI-CONTINENTAL CORPORATION


To the Stockholders:

In the third quarter of 2000, the stock market was volatile, as signs of a slowing economy made investors worry that companies would not continue to post strong earnings. During this period, Tri-Continental Corporation returned -0.58% based on net asset value and 3.78% based on market price, compared with 3.64% for the Lipper Closed-End Growth & Income Funds Average and -0.97% for the Standard & Poor's 500 Composite Stock Index (S&P 500).


By June of this year, it was apparent that the Federal Reserve Board's efforts to slow the economy to a more sustainable pace were having an effect. Leading economic indicators such as new home sales, retail sales, and manufacturing all pointed to an economy that was still strong, but whose growth had slowed. The Fed responded by leaving interest rates untouched at meetings in June, August, and October of this year.


The stock market's reaction to the slowing economy has so far been mixed and returns have been, in general, unimpressive. Periodically, the markets have rallied on news of an economic slowdown (and therefore an end to interest rate hikes). However, particularly in the third quarter, investors accustomed to vigorous corporate earnings have reacted to earnings disappointments with sell-offs; we saw this most acutely this past September and October.


The Nasdaq, a technology-dominated index, has been hit particularly hard this year since experiencing a major correction in April. As of this writing, the index had fallen back to the sell-off lows of last spring. Technology investors have been made nervous by the prospect of slowing growth in these dynamic companies, whose stock prices were once extremely high relative to the broader market. We believe this readjustment of the Nasdaq is positive in the sense that valuations are becoming more commensurate with earnings.

In the large-cap sector in which Tri-Continental Corporation invests, concerns about earnings and slowing growth are legitimate. However, we remain optimistic because the economy is still healthy and is growing at a reasonable rate. We believe the stock market will respond well after recognizing this reality. As we navigate this unpredictable market, we believe that the value of rigorous company research and a coherent investment strategy is more important than ever. We will continue to employ a long-term perspective and will seek to invest in quality companies with strong earnings.


Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.


By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman
                                    /s/ Brian T. Zino
                                    -----------------
                                    Brian T. Zino
                                    President

November 3, 2000

TRI-CONTINENTAL CORPORATION
INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS

-------------------------------------------------------------------------------


                                 [PHOTO OMITTED]


-------------------------------------------------------------------------------
[PHOTO CAPTION]

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)


HOW DID TRI-CONTINENTAL CORPORATION PERFORM DURING THE THIRD QUARTER OF 2000?

For the quarter ended September 30, 2000, Tri-Continental posted a total return of -0.58% based on net asset value and 3.78% based on market price, compared to 3.64% for the Lipper Closed-End Growth & Income Funds Average and -0.97% for the Standard and Poor's 500 Composite Stock Index (S&P 500).

WHAT ECONOMIC AND MARKET FACTORS AFFECTED TRI- CONTINENTAL'S PERFORMANCE IN THE THIRD QUARTER?

Tri-Continental's third-quarter performance, as well as that of the stock market overall, was tied to investor worries about higher interest rates, a slowing economy, and corporate earnings. The Federal Reserve Board did not raise interest rates at its June, August, and October meetings, signaling its feeling that the economy had slowed to a more sustainable pace. Key companies issued warnings that earnings would fall short of estimates, and nervous investors (who had become accustomed to consistently strong earnings reports) punished the stocks that disappointed. Investors have become afraid that future earnings will be hurt by a weak euro, higher energy costs, and the overall slowdown in the economy. Some companies will indeed be affected by these factors, but we think the sharp sell-offs this quarter were something of an overreaction. September and October have traditionally been difficult months for the stock market, and this year, we had the added uncertainties of the presidential election and renewed conflict in the Middle East.

WHAT SECTORS OF THE PORTFOLIO MOST IMPACTED TRI-CONTINENTAL'S RESULTS?

The sectors that most positively influenced the portfolio in the third quarter were health care, utilities, and finance. Tri-Continental was overweighted in all three, and this mitigated an otherwise tough quarter. The technology, basic materials, and telecommunications sectors all performed poorly. Technology hurt Tri-Continental's performance most because it is the portfolio's largest sector weighting. Fortunately, however, the portfolio was underweighted in basic materials and, by the end of the quarter, was underweighted in telecommunications as well. The telecommunications sector suffered because of intense competition impacting companies' profitability. During the third quarter, we were underweighted in consumer cyclicals and consumer staples, not because we feared a decrease in consumer spending, but because we did not see a clear catalyst for earnings acceleration for many of these companies.

2                                                          (continued on page 4)

TRI-CONTINENTAL CORPORATION
-------------------------------------------------------------------------------

   Investment Results Per Common Share

   TOTAL RETURNS
   FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                            Average Annual
                                                                  ---------------------------------------
                                     Three           Nine           One            Five              10
                                    Months*         Months*        Year            Years            Years
                                   --------        --------        -----           -----            -----
   MARKET PRICE**                    3.78%          (3.25)%         2.53%          17.76%          15.51%

   NET ASSET VALUE**                (0.58)          (0.86)          8.30           17.60           15.91

   LIPPER CLOSED-END
     GROWTH & INCOME
     FUNDS AVERAGE***                3.64            4.70          16.27           16.54           16.69

   S&P 500***                       (0.97)          (1.39)         13.28           21.52           19.36

   PRICE PER SHARE
                             September 30, 2000     June 30, 2000      March 31, 2000     December 31, 1999
                             -------------------   ---------------    ----------------   -------------------
   MARKET PRICE                    $26.125             $25.25             $25.50               $27.875

   NET ASSET VALUE                  31.52               31.80              32.76                32.82



   DIVIDEND AND CAPITAL GAIN INFORMATION
   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                       Capital Gain
                  ------------------------------------------------------
 Dividend Paid+          Paid             Realized       Unrealized
---------------       -----------       -----------     -------------
     $0.25               $0.56++           $1.69            $6.81+++


-------------------------------------------------------------------------------
   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

      * Returns for periods of less than one year are not annualized.

     ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

    *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

      + Preferred Stockholders were paid dividends totaling $1.875 per share.

     ++ Represents realized capital gains from 1999, which were paid on June 22, 2000.

    +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 2000.

--------------------------------------------------------------------------------
                                                                              3

TRI-CONTINENTAL CORPORATION
INTERVIEW WITH YOUR PORTFOLIO MANAGERS (continued)

WHAT WAS YOUR INVESTMENT STRATEGY?

   We took strategic advantage of the weakness in the technology sector by buying quality technology companies whose stocks, we believed, had been unfairly driven down by the overall flight from this sector. Over the short term, technology hurt performance, but we are taking a long-term perspective and anticipate that the leading technology companies will bounce back strongly. When and if that happens, we believe the portfolio will be well positioned to benefit. Technology is still the most dynamic sector of the economy, and we don't expect this to change.

WHY HAS TRI-CONTINENTAL EXPERIENCED A DECLINE IN ITS DIVIDEND YIELD?

   We understand that some Stockholders are concerned about Tri-Continental's declining dividend yield. In recent years, we have observed a significant change in the market, in which dividend yields have declined and capital gains have become an increasingly greater component of the market's total return. (An asset's total return is comprised of two components: the asset's capital appreciation and the income the asset produces.)

   Tri-Continental's lower dividend yield reflects, to a large extent, the decline in the market. Ten years ago, the dividend yield of the S&P 500 stood at 3.92%. Five years later, it had declined to 2.40%, and by the end of September 2000, it was 1.14%. This downward trend reflects an increase in the number of growth-oriented companies in the S&P average; growth stocks tend to pay low dividends or none at all. Corporate America, as well, has focused less on dividends in light of current tax laws and investors' attention to growth. In order for Tri-Continental to maintain its high dividend payments as the market's dividends are declining, it would be forced to sacrifice capital appreciation potential. This is something that could negatively impact total return and which we feel would not be in the best interests of the Stockholders. Tri-Continental has not abandoned its pursuit of income, but strives for diversification among a variety of companies -- including growth-oriented companies.

   Going forward, dividend yields for Tri-Continental will vary both up and down in response to changes in the economy and in the financial markets. At the same time, we are very conscious of our Stockholders' income requirements. Options for Stockholders wishing to increase cash flow include taking capital gains in cash or participating in Tri-Continental's Systematic Withdrawal Plan, which allows Stockholders to receive fixed payments from their investment at specified regular intervals.

WHAT IS YOUR OUTLOOK?

   We expect continued market volatility for the remainder of 2000. Corporate earnings will likely be mixed, and concerns about the slowing economy will linger. It's important to keep in mind, however, that economic growth is slowing, not ending. We anticipate a rebound in some of the sectors that have been hardest hit this year, especially technology. If earnings reports are good (and they should be for many companies), market sentiment should improve. The current market environment makes it important to invest in the right companies; Tri-Continental's investments are in the stocks of high-quality companies, and we expect them to post strong earnings growth.

TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
July 1 to September 30, 2000

                                            SHARES
                                   ------------------------
                                                  HOLDINGS
ADDITIONS                           INCREASE       9/30/00
                                   ----------    ----------
COMMON STOCKS
Altera Corporation                    705,000       705,000
Analog Devices, Inc.                  598,500       598,500
Compaq Computer
   Corporation                      1,275,000     1,275,000
Micron Technology, Inc.               497,500       497,500
Novellus Systems, Inc.                685,900       685,900
Pharmacia Corporation                 530,000       530,000
QUALCOMM Inc.                         655,700       655,700
St. Jude Medical Inc.               1,630,000     1,630,000
Vitesse Semiconductor
   Corporation                        513,700       513,700
XL Capital Ltd. Class "A"
   (Bermuda)                          600,000       600,000

                                            SHARES
                                   ------------------------
                                                  HOLDINGS
REDUCTIONS                          DECREASE       9/30/00
                                   ----------    ----------
COMMON STOCKS
American Home Products
   Corporation                        610,600       705,800
Anheuser-Busch Companies,
   Inc.                               533,500       327,000(1)
CVS Corporation                     1,511,500            --
Ford Motor Company                  1,619,509(2)         --
Hewlett-Packard Company               345,700            --
Morgan (J.P.) & Co. Incorporated      302,300            --
PepsiCo, Inc.                         889,200       680,800
Schering-Plough Corporation           853,200            --
Sun Microsystems, Inc.                328,400            --
Wal-Mart Stores, Inc.                 685,000     1,114,100

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 255,900 shares received as a result of a 2-for-1 stock split.

(2) Includes 693,109 shares received as a result of a recapitalization.

10 LARGEST HOLDINGS
September 30, 2000
                                                  VALUE
--------------------------------------------------------------------------------
General Electric Company                       $188,153,550
Bank of New York Company, Inc.                  122,457,319
Chubb Corporation (The)                         121,520,175
Microsoft Corporation                           114,913,406
American International Group, Inc.              114,767,587
Citigroup Inc.                                  111,765,190
Cisco Systems, Inc.                             106,135,250
Exxon Mobil Corporation                          95,595,475
United Technologies Corporation                  92,417,588
Bank of America Corporation                      87,586,032

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (unaudited)

                                    Shares          Value
                                    -------       ---------
COMMON STOCKS - 92.9%

COMMUNICATION
   EQUIPMENT - 3.9%
Ciena Corporation*                  198,600  $   24,378,150
Lucent Technologies, Inc.*          819,100      30,256,875
Nortel Networks
   Corporation (Canada)             877,600      52,272,050
QUALCOMM Inc.*                      655,700      46,718,625
                                             --------------
                                             $  153,625,700
                                             --------------
COMMUNICATIONS - 5.1%
AT&T Corp.                        1,334,500  $   39,200,937
SBC Communications, Inc.          1,161,380      58,069,000
Sprint Corporation                  750,000      21,984,375
Verizon Communications              997,722      48,327,159
WorldCom, Inc.*                   1,153,000      35,022,375
                                             --------------
                                             $  202,603,846
                                             --------------
CONSUMER GOODS
   AND SERVICES - 3.0%
Anheuser-Busch Companies, Inc.      327,000  $   13,836,187
Coca-Cola Company (The)             443,000      24,420,375
PepsiCo, Inc.                       680,800      31,316,800
Procter & Gamble
   Company (The)                    382,300      25,614,100
Ralston Purina Group              1,020,600      24,175,462
                                             --------------
                                             $  119,362,924
                                             --------------
DRUGS AND
   HEALTH CARE - 12.9%
Abbott Laboratories               1,092,100  $   51,943,006
American Home
   Products Corporation             705,800      39,921,812
Baxter International Inc.           658,200      52,532,587
Bristol-Myers Squibb Company        619,050      35,363,231
Ciphergen Biosystems, Inc.*           2,500          80,391
Guidant Corporation*                866,100      61,222,444
Johnson & Johnson                   457,600      42,985,800
Merck & Co., Inc.                   718,300      53,468,456
Pfizer Inc.                       1,272,500      57,182,969
Pharmacia Corporation               530,000      31,899,375
St. Jude Medical Inc.*            1,630,000      83,130,000
                                             --------------
                                             $  509,730,071
                                             --------------
ELECTRIC AND
   GAS UTILITIES - 3.6%
Unicom Corporation                1,170,200  $   65,750,613
Williams Companies,
   Inc. (The)                     1,803,000      76,176,750
                                             --------------
                                             $  141,927,363
                                             --------------
ELECTRONIC
   TECHNOLOGY - 16.5%
Altera Corporation*                 705,000  $   33,685,781
Analog Devices, Inc.*               598,500      49,413,656
Applied Materials, Inc.*          1,394,400      82,618,200
Cisco Systems, Inc.*              1,921,000     106,135,250
Compaq Computer
   Corporation                    1,275,000      35,164,500
Dell Computer Corporation*        1,555,300      47,874,078
EMC Corporation*                    306,900      30,421,463
Gateway, Inc.*                      337,100      15,759,425
Intel Corporation                 2,047,800      85,047,694
International Business
   Machines Corporation             588,950      66,256,875
Micron Technology, Inc.*            497,500      22,885,000
Novellus Systems, Inc.*             685,900      31,958,653
Proton Energy Systems, Inc.*          3,000          85,969
Vitesse Semiconductor
   Corporation*                     513,700      45,671,141
                                             --------------
                                             $  652,977,685
                                             --------------
ENERGY - 9.5%
Baker Hughes Incorporated           530,500  $   19,694,813
BP Amoco plc (ADRs)
   (United Kingdom)               1,009,300      53,492,900
Coastal Corporation (The)         1,040,000      77,090,000
Exxon Mobil Corporation           1,072,600      95,595,475
Royal Dutch Petroleum
   Company (Netherlands)          1,111,600      66,626,525
Schlumberger Ltd.                   809,400      66,623,737
                                             --------------
                                             $  379,123,450
                                             --------------
FINANCE AND
   INSURANCE - 20.5%
American General Corporation      1,009,300  $   78,725,400
American International
   Group, Inc.                    1,199,400     114,767,587

------------------------
See footnotes on page 7.

TRI-CONTINENTAL CORPORATION

                                    Shares           Value
                                    -------       ---------
FINANCE AND
   INSURANCE (continued)
Bank of America Corporation       1,672,287   $   87,586,032
Bank of New York
   Company, Inc.                  2,184,300      122,457,319
Chubb Corporation (The)           1,535,800      121,520,175
Citigroup Inc.                    2,067,333      111,765,190
Fannie Mae                          726,500       51,944,750
Merrill Lynch & Co.
   Incorporated                   1,160,400       76,586,400
XL Capital Ltd. Class "A"
   (Bermuda)                        600,000       44,100,000
                                              --------------
                                              $  809,452,853
                                              --------------
MACHINERY AND
   INDUSTRIAL EQUIPMENT - 7.1%
General Electric Company          3,261,600   $  188,153,550
United Technologies
   Corporation                    1,334,550       92,417,588
                                              --------------
                                              $  280,571,138
                                              --------------
OFFICE EQUIPMENT - 2.0%
Pitney Bowes Incorporated         2,021,000   $   79,703,188
                                              --------------
RETAIL TRADE - 1.4%
Wal-Mart Stores, Inc.             1,114,100   $   53,616,063
                                              --------------
TECHNOLOGY SERVICES - 7.4%
Agilent Technologies, Inc.*         731,849   $   35,814,861
America Online, Inc.*               541,200       29,089,500
Electronic Data Systems
   Corporation                    1,292,000       53,618,000
JDS Uniphase Corporation*           184,300       17,445,147
Microsoft Corporation*            1,905,300      114,913,406
Oracle Corporation                  526,600       41,469,750
                                              --------------
                                              $  292,350,664
                                              --------------
TOTAL COMMON STOCKS
   (Cost: $2,827,988,862)                     $3,675,044,945
                                              --------------

                                Principal
                                  Amount           Value
                                ----------        --------
TRI-CONTINENTAL
   FINANCIAL DIVISION+ - 0.3%
   (Cost: $12,014,195)                        $   12,158,008
                                              --------------
FIXED TIME
   DEPOSITS - 7.2%
ABN-Amro, Grand Cayman,
   6.69%, 10/2/00               $76,100,000   $   76,100,000
Bank of Montreal, Grand
   Cayman,
   6.6562%, 10/2/00              70,000,000       70,000,000
Barclays Bank, Grand Cayman,
   6.6875%, 10/2/00              70,000,000       70,000,000
National Westminster, Nassau,
   6.625%, 10/2/00               70,000,000       70,000,000
                                              --------------
TOTAL FIXED TIME DEPOSITS
   (Cost: $286,100,000)                       $  286,100,000
                                              --------------
TOTAL INVESTMENTS - 100.4%
    (Cost: $3,126,103,057)                    $3,973,302,953

OTHER ASSETS
   LESS LIABILITIES - (0.4)%                     (15,631,284)
                                              ---------------
NET INVESTMENT ASSETS - 100.0%                $3,957,671,669
                                              ===============
-------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.

Note: Investments in common stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

   Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN. Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

AUTOMATIC CASH WITHDRAWAL PLAN. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). Stockholders who have earned income and are under age 70 1/2 may contribute up to $2,000 per year to a Traditional IRA. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRA may be deductible or non-deductible. If you are NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income (MAGI) in 2000 is less than $32,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $52,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1/2 (if you have earned income), and you are not required to take minimum distributions at age 70 1/2. If your MAGI is less than $100,000, you may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $30,000 per participant. For retirement plan purposes, no more than $170,000 may be taken into account as earned income under the plan in 2000 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

STOCK REPURCHASE PROGRAM. In November 1998, the Board of Directors authorized a stock repurchase program through which Tri-Continental may repurchase up to 7.5% of its then-outstanding common stock as long as its discount to net asset value remains wider than 10%. The repurchase program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation's outstanding shares, reduce the dilutive impact on Stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Corporation's common stock in the marketplace. As of September 30, 2000, 5.5 million shares had been repurchased. This is approximately 4.6% of the shares outstanding as of November 19, 1998, when the buy-back program was announced.

TRI-CONTINENTAL CORPORATION

For information about your Corporation, write to Corporate Communications,
J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017. If you want information about your investment account, write to Stockholder Services, Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.



--------------------------------------------------------------------------------
IMPORTANT TELEPHONE NUMBERS

STOCKHOLDER                  RETIREMENT PLAN            24-HOUR AUTOMATED
SERVICES                     SERVICES                   TELEPHONE ACCESS SERVICE
(800) TRI-1092               (800) 445-1777             (800) 622-4597
(8:30 a.m. to 6:00 p.m. EST) (8:30 a.m. to 6:00 p.m. EST)
-------------------------------------------------------------------------------

TRI-CONTINENTIAL CORPORATION                       THIRD QUARTER REPORT 2000
INVESTS TO PRODUCE
FUTURE GROWTH OF BOTH
CAPITAL AND INCOME,
WHILE PROVIDING REASONABLE
CURRENT INCOME.

                                             [TRI-CONTINENTAL CORPORATION LOGO]



 Tri-Continental Corporation
         Managed by

        [LOGO OF JWS]

     J. & W. SELIGMAN & CO.
          INCORPORATED
 Investment Managers and Advisors
         ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

This report is intended only for the information of Stockholders of those who have received the current prospectus covering shares of Common Stock of Tri-
Continental Corporation, which contains information about management fees and other costs.

                               CERTRI3c 9/00   AN INVESTMENT YOU CAN LIVE WITH